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                                                                    EXHIBIT 4.13


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                                PULTE CORPORATION

                            -------------------------

                              INDENTURE SUPPLEMENT

                            DATED AS OF JULY 31, 2001

                            -------------------------


                              THE BANK OF NEW YORK
     (successor-in-interest to NationsBank of Georgia, National Association)

                                     TRUSTEE

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                             SENIOR DEBT SECURITIES





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         INDENTURE SUPPLEMENT dated as of July 31, 2001, among PULTE HOMES, INC.
(formerly known as PULTE CORPORATION), a Michigan corporation (the "Company"), located at 33 Bloomfield Hills Parkway, Suite 200, Bloomfield Hills, Michigan 48304, THE BANK OF NEW YORK (successor-in-interest to NationsBank of Georgia, National Association) (the "Trustee"), PULTE HOME CORPORATION ("Pulte Home"), the wholly-owned subsidiaries of Pulte Home set forth on the attached Exhibit A (Pulte Home and such subsidiaries, all together the "Existing Guarantors"), Del Webb Corporation ("Del Webb") and the wholly-owned subsidiaries of Del Webb set forth on the attached Exhibit B (Del Webb and such subsidiaries, all together the "New Guarantors") (the Existing Guarantors and the New Guarantors are referred to in the Indenture, as amended by this Indenture Supplement and as may be further amended, collectively as the "Guarantors" and individually as a "Guarantor")

         The Company, the Trustee and the Existing Guarantors have entered into an Indenture dated as of December 1, 1993, as amended by the Indenture Supplement dated as of August 27, 1997, the Indenture Supplement dated as of March 20, 1998 and the Indenture Supplement dated as of January 31, 1999 (the "Indenture"), pursuant to which the Trustee acts as trustee for the holders of the Company's 7% Senior Notes due 2003, and the Company's 8.375% Senior Notes due 2004. Capitalized terms used in this Indenture Supplement and not otherwise defined herein shall have the meanings set forth in the Indenture.

         The parties desire to add the following companies as guarantors of the Guaranteed Obligations under the Indenture:


                              Anthem Arizona L.L.C.
                                Asset Five Corp.
                                Asset Seven Corp.
                                 Bellasera Corp.
                            Del Webb California Corp.
                           Del Webb Communities, Inc.
                              Del Webb Corporation
                               Del Webb Golf Corp.
                        Del Webb Home Construction, Inc.
                          Del Webb Limited Holding Co.
                             Del Webb Southwest Co.
                       Del Webb Texas Limited Partnership
                   Del Webb's Coventry Homes Construction Co.
                         Del Webb's Coventry Homes, Inc.
                    Del Webb's Coventry Homes of Nevada, Inc.


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                    Del Webb's Spruce Creek Communities, Inc.
                      Del Webb's Sunflower of Tucson, Inc.
                        Del E. Webb Development Co., L.P.
                        Del E. Webb Foothills Corporation
                             Mountain View Two, LLC
                          New Mexico Asset Corporation
                      New Mexico Asset Limited Partnership
                          PH 1 Acquisition Corporation
                          PH 2 Acquisition Corporation
                       Spruce Creek South Utilities, Inc.
                                 Terravita Corp.
                         Terravita Home Construction Co.

         Section 901 of the Indenture permits the Company and the Trustee to execute supplements to the Indenture for the purpose of adding guarantors of the Guaranteed Obligations without the consent of any Holders.

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises and the mutual covenants and agreements contained herein, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

         1. The following companies are hereby added as guarantors of the Guaranteed Obligations under the Indenture:


                              Anthem Arizona L.L.C.
                                Asset Five Corp.
                                Asset Seven Corp.
                                 Bellasera Corp.
                            Del Webb California Corp.
                           Del Webb Communities, Inc.
                              Del Webb Corporation
                               Del Webb Golf Corp.
                        Del Webb Home Construction, Inc.


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

                          Del Webb Limited Holding Co.
                             Del Webb Southwest Co.
                       Del Webb Texas Limited Partnership
                   Del Webb's Coventry Homes Construction Co.
                         Del Webb's Coventry Homes, Inc.
                    Del Webb's Coventry Homes of Nevada, Inc.
                    Del Webb's Spruce Creek Communities, Inc.
                      Del Webb's Sunflower of Tucson, Inc.
                        Del E. Webb Development Co., L.P.
                        Del E. Webb Foothills Corporation
                             Mountain View Two, LLC
                          New Mexico Asset Corporation
                      New Mexico Asset Limited Partnership
                          PH 1 Acquisition Corporation
                          PH 2 Acquisition Corporation
                       Spruce Creek South Utilities, Inc.
                                 Terravita Corp.
                         Terravita Home Construction Co.

         2. The Indenture, as supplemented by and together with this Indenture Supplement, shall be read, taken and construed as one and the same instrument.

         3. This Indenture Supplement may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all of such counterparts shall together constitute but one and the same instrument.

         4. This Indenture Supplement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws.


                     [signatures appear on pages following]

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         IN WITNESS WHEREOF, the parties hereto have caused this Indenture
Supplement to be duly executed as of the day and year first above written.

                                                              THE BANK OF NEW YORK
                                                              as Trustee


                                                              By:
                                                                   ----------------------------------------
                                                                   Name:
                                                                   Title:



                                                              PULTE CORPORATION


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
         Calvin R. Boyd                                            John R. Stoller, Senior Vice President,
                                                                   General Counsel and Secretary



                                                              PULTE HOME CORPORATION


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
         Calvin R. Boyd                                            John R. Stoller, Vice President



                                                              AMERICAN TITLE OF THE PALM
                                                              BEACHES, LTD.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
         Calvin R. Boyd                                            John R. Stoller, Vice President, General
                                                                   Counsel and Secretary



                                                              CARR'S GRANT, L.L.C.


Attest                                                        By:
        ------------------------------------                       ----------------------------------------
         Calvin R. Boyd                                            John R. Stoller, Vice President, General
                                                                   Counsel and Secretary


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
                                                              DEVTEX LAND, L.P.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
         Calvin R. Boyd                                            John R. Stoller, Vice President,
                                                                   General Counsel and Secretary



                                                              HARRISON HILLS, LLC

Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
         Calvin R. Boyd                                            John R. Stoller, Vice President,
                                                                   General Counsel and Secretary



                                                              HOMESITE SOLUTIONS
                                                              CORPORATION


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
         Calvin R. Boyd                                            John R. Stoller, Vice President,
                                                                   General Counsel and Secretary


                                                              ONE WILLOWBROOK, L.L.C.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
         Calvin R. Boyd                                            John R. Stoller, Vice President,
                                                                   General Counsel and Secretary



                                                              PC/BRE DEVELOPMENT L.L.C.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
         Calvin R. Boyd                                            John R. Stoller, Vice President,
                                                                   General Counsel and Secretary



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
                                                              PC/BRE SPRINGFIELD L.L.C.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
         Calvin R. Boyd                                            John R. Stoller, Vice President,
                                                                   General Counsel and Secretary


                                                              PC/BRE VENTURE L.L.C.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
         Calvin R. Boyd                                            John R. Stoller, Vice President,
                                                                   General Counsel and Secretary



                                                              PC/BRE WHITNEY OAKS L.L.C.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
         Calvin R. Boyd                                            John R. Stoller, Vice President,
                                                                   General Counsel and Secretary


                                                              PC/BRE WINFIELD L.L.C.


Attest:                                                       By:
         -----------------------------------                       ---------------------------------------
         Calvin R. Boyd                                            John R. Stoller, Vice President,
                                                                   General Counsel and Secretary



                                                              PC/PALM BEACH, INC.


Attest:                                                       By:
         -----------------------------------                       ---------------------------------------
         Calvin R. Boyd                                            John R. Stoller, Vice President,
                                                                   General Counsel and Secretary


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
                                                              PN I, INC.


Attest:                                                       By:
         -----------------------------------                       ---------------------------------------
         Calvin R. Boyd                                            John R. Stoller, Vice President,
                                                                   General Counsel and Secretary



                                                              PULTE HOME CORPORATION OF NEW
                                                              ENGLAND


Attest:                                                       By:
         -----------------------------------                       ---------------------------------------
         Calvin R. Boyd                                            John R. Stoller, Vice President,
                                                                   General Counsel and Secretary



                                                              PULTE HOMES OF TEXAS, L. P.


Attest:                                                       By:
         -----------------------------------                       ---------------------------------------
         Calvin R. Boyd                                            John R. Stoller, Vice President,
                                                                   General Counsel and Secretary


                                                              PULTE HOMES TENNESSEE LIMITED
                                                              PARTNERSHIP


Attest:                                                       By:
         -----------------------------------                       ---------------------------------------
         Calvin R. Boyd                                            John R. Stoller, Vice President,
                                                                   General Counsel and Secretary



                                                              PULTE LAND COMPANY, LLC


Attest:                                                       By:
         -----------------------------------                       ---------------------------------------
         Calvin R. Boyd                                            John R. Stoller, Vice President,
                                                                   General Counsel and Secretary


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
                                                              RIVERWALK COMMERCE
                                                              ACQUISITION CORP.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
         Calvin R. Boyd                                            John R. Stoller, Vice President,
                                                                   General Counsel and Secretary



                                                              WILBEN, LLLP


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
         Calvin R. Boyd                                            John R. Stoller, Vice President,
                                                                   General Counsel and Secretary



                                                              DEL WEBB CORPORATION


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary


                                                              ANTHEM ARIZONA L.L.C.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary



                                                              ASSET FIVE CORP.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary


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
                                                              ASSET SEVEN CORP.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary



                                                              BELLASERA CORP.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary



                                                              DEL WEBB CALIFORNIA CORP.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary



                                                              DEL WEBB COMMUNITIES, INC.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary



                                                              DEL WEBB GOLF CORP.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary


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
                                                              DEL WEBB HOME
                                                              CONSTRUCTION, INC.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary



                                                              DEL WEBB LIMITED HOLDING CO.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary



                                                              DEL WEBB SOUTHWEST CO.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary



                                                              DEL WEBB TEXAS LIMITED
                                                              PARTNERSHIP


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary



                                                              DEL WEBB'S COVENTRY HOMES
                                                              CONSTRUCTION CO.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary


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
                                                              DEL WEBB'S COVENTRY HOMES, INC.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary



                                                              DEL WEBB'S COVENTRY HOMES OF
                                                              NEVADA, INC.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary



                                                              DEL WEBB'S SPRUCE CREEK
                                                              COMMUNITIES, INC.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary



                                                              DEL WEBB'S SUNFLOWER OF
                                                              TUCSON, INC.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary



                                                              DEL E. WEBB DEVELOPMENT CO., L.P.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary

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
                                                              DEL E. WEBB FOOTHILLS
                                                              CORPORATION


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary



                                                              MOUNTAIN VIEW TWO, LLC


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary



                                                              NEW MEXICO ASSET CORPORATION


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary



                                                              NEW MEXICO ASSET LIMITED
                                                              PARTNERSHIP


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary



                                                              PH 1 ACQUISITION CORPORATION


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary

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
                                                              PH 2 ACQUISITION CORPORATION


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary



                                                              SPRUCE CREEK SOUTH
                                                              UTILITIES, INC


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary



                                                              TERRAVITA CORP.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary



                                                              TERRAVITA HOME
                                                              CONSTRUCTION CO.


Attest:                                                       By:
        ------------------------------------                       ----------------------------------------
          Calvin R. Boyd                                           John R. Stoller, Senior Vice President
                                                                   General Counsel and Secretary



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


                         EXHIBIT A: EXISTING GUARANTORS

American Title of the Palm Beaches Acquisition Corp.
Carr's Grant, L.L.C.
Devtex Land, L.P.
Harrison Hills, LLC
Homesite Solutions Corporation
One Willowbrook, L.L.C.
PC/BRE Development L.L.C.
PC/BRE Springfield L.L.C.
PC/BRE Venture L.L.C.
PC/BRE Whitney Oaks L.L.C.
PC/BRE Winfield L.L.C.
PC/Palm Beach, Inc.
PN I, Inc.
Pulte Home Corporation of New England
Pulte Homes of Texas, L.P.
Pulte Homes Tennessee Limited Partnership
Pulte Land Company, LLC
Riverwalk Commerce Acquisition Corp.
Wilben, LLLP


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                            EXHIBIT B: NEW GUARANTORS


Anthem Arizona L.L.C.
Asset Five Corp.
Asset Seven Corp.
Bellasera Corp.
Del Webb California Corp.
Del Webb Communities, Inc.
Del Webb Golf Corp.
Del Webb Home Construction, Inc.
Del Webb Limited Holding Co.
Del Webb Southwest Co.
Del Webb Texas Limited Partnership
Del Webb's Coventry Homes Construction Co.
Del Webb's Coventry Homes, Inc.
Del Webb's Coventry Homes of Nevada, Inc.
Del Webb's Spruce Creek Communities, Inc.
Del Webb's Sunflower of Tucson, Inc.
Del E. Webb Development Co., L.P.
Del E. Webb Foothills Corporation
Mountain View Two, LLC
New Mexico Asset Corporation
New Mexico Asset Limited Partnership
PH 1 Acquisition Corporation
PH 2 Acquisition Corporation
Spruce Creek South Utilities, Inc.
Terravita Corp.
Terravita Home Construction Co.









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